IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA

IN AND FOR THE COUNTY OF WASHOE

MANUEL GRAIWER AND T.J. JESKY, derivatively on behalf of BAKKEN RESOURCES, INC., a Nevada Corporation,

Plaintiffs,

vs.

VAL HOLMS, an individual, HERMAN LANDEIS, an individual, KAREN MIDTLYNG, an individual, DAVID DEFFINBAUGH, an individual, BILL BABER, an individual, W. EDWARD NICHOLS, an individual, WESLEY PAUL, an individual, and DOES 1-100,

Defendants.

BAKKEN RESOURCES, INC., a Nevada Corporation,

Case No.: CV14-00544

Dept. No.: B7

NOTICE OF DISMISSAL OF SHAREHOLDER DERIVATIVE ACTION AS TO DEFENDANTS HERMAN LANDEIS, KAREN MIDTLYNG, DAVID DEFFINBAUGH, BILL BABER, AND WESLEY PAUL, AND HEARING PURSUANT TO FRCP 23.1

TO ALL CURRENT SHAREHOLDERS OF BAKKEN RESOURCES, INC:

This Notice explains your rights concerning the proposed dismissal of all causes of action and claims brought against Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber, and Wesley Paul in the above referenced legal action. The proposed dismissal would fully, finally and forever resolve the derivative action, as against these defendants, on the terms and conditions summarized in this Notice.

PLEASE READ THIS NOTICE CAREFULLY AND IN ITS ENTIRETY. YOUR RIGHTS MAY BE AFFECTED BY PROCEEDINGS IN THIS LITIGATION. THIS NOTICE HAS BEEN SENT TO YOU PURSUANT TO RULE 23.1 OF THE NEVADA RULES OF CIVIL PROCEDURE (NRCP) FOLLOWING THE EXECUTION AND ENTRY AN ORDER RE: HEARING FOR APPROVAL FOR DISMISSAL WITH PREJUDICE OF DEFENDANTS HERMAN LANDEIS, KAREN MIDTLYNG, DAVID DEFFINBAUGH, BILL BABER, AND WESLEY PAUL AND NOTICE TO BE GIVEN TO SHAREHOLDERS ENTERED BY THE COURT.

THE PURPOSE OF THIS NOTICE IS TO INFORM YOU OF THE PROPOSED DISMISSAL (THE "DISMISSAL") OF DEFENDANTS HERMAN LANDEIS, KAREN MIDTLYNG, DAVID DEFFINBAUGH, BILL BABER, AND WESLEY PAUL IN THE ABOVE REFERENCED DERIVATIVE ACTION FILED IN THE SECOND JUDICIAL DISTRICT COURT OF THE STATE OF NEVADA IN AND FOR THE COUNTY OF WASHOE, CASE NUMBER CV 14-00544, DEPARTMENT NO. 7; AND TO INFORM YOU OF THE HEARING TO BE HELD BY THE COURT TO CONSIDER THE FAIRNESS, REASONABLENESS AND ADEQUACY OF THE DISMISSAL.

THIS NOTICE DESCRIBES THE RIGHTS YOU MAY HAVE REGARDING THE PROPOSED DISMISSAL AND WHAT STEPS YOU MAY TAKE IN RELATION TO THE DISMISSAL. THIS NOTICE IS NOT INTENDED TO BE AND SHOULD NOT BE CONSTRUED AS AN EXPRESSION OF ANY OPINION BY THE COURT ABOUT THE MERITS OF ANY CLAIMS OR DEFENSES ASSERTED BY ANY PARTY IN THE SUIT OR THE FAIRNESS OR ADEQUACY OF THE DISMISSAL.

A COURT HEARING TO APPROVE THE DISMISSAL

The Court will hold a hearing in this legal action for the purpose of considering and approving the proposed dismissal of Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Wesley Paul. The court has scheduled the hearing on SEPT. 27, 2016 at 1:30 PM. before the Honorable Patrick Flanagan in Courtroom 7, Second Judicial District Court, 75 Court Street, Reno, Nevada.

The hearing will:

- Determine whether the proposed dismissal should be approved as fair, reasonable, adequate, and in the best interests of Bakken Resources, Inc.
- Determine whether an Order and Final Judgment should be entered dismissing with prejudice, and without attorney's fees and costs to any party, Plaintiffs' causes of action and claims against Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Wesley Paul.
- Rule on any other matters that come before the court.

The court may adjourn and reconvene the hearing by oral announcement at such hearing or at any time without notice of any kind to anyone other than the parties to the derivative action. The court may approve the dismissal with or without any modification, and enter a Judgment and Order without further notice of any kind.

SUMMARY OF THE CLAIMS IN THIS DERIVATIVE ACTION

On March 13, 2014 Plaintiffs Manual Graiwer and T.J. Jesky filed a shareholder derivative complaint against Val Holms (Director and CEO), Herman Landeis (Director), Karen Midtlyng (Corporate Secretary and Director), David Deffinbaugh (former CFO and former Director), Bill Baber (Director), W. Edward Nichols (former Director), and Wesley Paul (Corporate General Counsel) in the Second Judicial District of the State of Nevada in and for the County of Washoe, Case No. CV14-00544, Department No. 7. The Plaintiffs sued derivatively on behalf of Bakken Resources, Inc. and on behalf of all similarly situated shareholders of Bakken Resources, Inc.

The complaint alleges that the Defendants Val Holms, Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and W. Edward Nichols breached their fiduciary duties, were grossly negligent and committed waste in approving and calculating payment of an excessive overriding royalty to Holms Energy, LLC, and refused and/or failed to tender to Bakken Resources, Inc.'s insurer, Scottsdale Insurance Company, certain lawsuits filed against Bakken Resources, Inc. in the States of Washington and North Dakota in 2012 and 2013.

The Plaintiffs also allege in their complaint that Defendant Wesley Paul, Corporate

General Counsel for Bakken Resources, Inc., breached his fiduciary duty to the company by failing to tender the Washington and North Dakota lawsuits to Bakken's insurance carrier and unjustly enriched himself as a result of the failure to tender said lawsuits to Bakken's insurer.

Finally, Plaintiffs allege that Defendants Wesley Paul and Val Holms committed civil conspiracy regarding the payment of the overriding royalty interest to Holms Energy, LLC and in failing to tender the defense of the Washington and North Dakota lawsuits to Bakken's insurance carrier.

On September 23, 2015 Plaintiffs filed a motion to amend their complaint to add claims regarding an alleged improper payment to Val Holms on the purchase of certain mineral rights known as the "Duck Lake" property mineral rights and to add allegations regarding an alleged improper payment to Val Holms involving BR Metals Corporation. The proposed amended complaint further added allegations against Herman Landeis, Karen Midtlyng, and Bill Baber concerning their alleged failure to take actions against Defendant Val Holms for the Duck Lake and BR Metals allegations. The proposed first amended complaint also added claims against Defendants for alleged failing to tender defense to Bakken's insurer regarding a lawsuit filed against Bakken in Clark County, Nevada, Gillis v. Bakken Resources, Inc., Case No. A-13-675280-B. Finally, the proposed first amended complaint alleges that Defendant Wesley Paul failed to inform the remaining Board of Directors as to the findings and concerns raised in an investigation report conducted by W. Edward Nichols which involved the Duck Lake and BR Metals matters.

DEFENDANTS' DENIALS OF WRONGDOING AND LIABILITY

The Defendants deny all allegations of wrongdoing, fault, liability, or damage to Plaintiffs and Bakken Resources, Inc in the Complaint. They believe they acted properly at all times and that they would not be held liable in this lawsuit. Throughout this litigation Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Wesley Paul have vigorously contested all of Plaintiffs' allegations and deny any liability whatsoever for the matters asserted in the complaint.

With respect to the new allegations raised in the proposed first amended complaint,

Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber, and Wesley Paul deny any and all new allegations and causes of action.

PROGRESS OF LITIGATION TO DATE

The parties engaged in extensive discovery whereby voluminous documents and records were provided to plaintiffs. The depositions of Plaintiffs and Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Edward Nichols were taken.

On October 6, 2015 Plaintiffs filed a Motion for Partial Summary Judgment seeking a court ruling that Defendants improperly calculated and paid an overriding royalty to Holms Energy, LLC. Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, and Bill Baber filed cross motions for partial summary judgment seeking an order of the court dismissing these claims against them. Defendants Val Holms, W. Edward Nichols, and Wesley Paul also filed joinders on the summary judgment motion seeking dismissal of the overriding royalty issues and claims. The basis of defendants' motion for partial summary judgment on the payment of the overriding royalty was that the overriding royalty was calculated and paid in accordance with established trade, custom, and usage in the oil and gas industry and that Defendants properly calculated the overriding royalty interest at all times.

On October 13, 2015 Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, and Bill Baber also filed a motion for partial summary judgment seeking an order of the court dismissing any claims against them for failure to tender defense of the Washington and North Dakota lawsuits to Bakken's insurer, Scottsdale Insurance Company. The basis of the defendants' motion for partial summary judgment was that the insurance policy issued by Scottsdale Insurance Company to Bakken became effective on June 3, 2011 and therefore provided no coverage for any matters relating to the Washington and North Dakota lawsuits since the events giving rise to those lawsuits occurred before the effective date of the Scottsdale Insurance policy.. The other Defendants in the case, Wesley Paul, Val Holms, and Edward Nichols, filed joinders on defendants' motion for partial summary judgment on the failure to tender claims.

These defendants also filed an Opposition to Plaintiff's Motion to Amend, with proposed

first amended complaint, pointing out that plaintiffs have not made a proper demand for corrective action on the Board, and that the Board was investigating the facts and circumstances of the Duck Lake and BR Metals transactions including an independent auditor in order to take appropriate corrective action.

The hearings on all motions, including motions for summary judgment were set for May 18 and 19, 2016 before the Honorable Patrick Flanagan.

Prior to the hearings, Plaintiffs and Defendant Val Holms entered into a separate, tentative settlement agreement, as to the claims against Val Holms only. This proposed settlement between Defendant Val Holms and Plaintiffs will be subject to a separate court approval, by a separate motion, notice, and hearing pursuant to NRCP 23.1.

Earlier in the litigation, Plaintiffs dismissed with prejudice Defendant W. Edward Nichols, each party to bear their own costs and fees. This dismissal of Defendant Nichols will also be subject to court approval after a separate motion, notice, and hearing under NRCP 23.1.

On May 19, 2016 Plaintiffs and counsel for Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Wesley Paul agreed in open court that plaintiffs' causes of action and claims against said Defendants in the Complaint and the proposed first amended complaint be dismissed with prejudice, with the parties to bear their own attorney's fees and costs, except with respect to any claim or cause of action arising out of a subsequent financing agreement that was entered into between Bakken Resources, Inc. and Eagle Private Equity. Furthermore, as part of the proposed stipulation to dismiss said defendants, Defendant Wesley Paul reserved the right to pursue a claim for attorney's fees and costs against Plaintiffs pursuant to the provisions of NRCP 68 in the event that Plaintiffs filed or pursued a cause of action against Defendant Wesley Paul regarding the financing agreement entered into between Bakken and Eagle Private Equity.

PLAINTIFFS' POSITION REGARDING DISMISSAL

The representative Plaintiffs recognize and acknowledge the difficulties in proving their causes of action and claims against Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Wesley Paul and further recognize the continued costs and expenses

in further pursuit of these causes of action and claims. Counsel for the representative Plaintiffs also have taken into account the uncertain outcome and risk of further litigation.

Counsel for Plaintiffs understand the inherent problems of proof on plaintiffs' causes of action and the various defenses asserted by defendants, including the business judgment rule. Under Nevada statute, NRS 78.138, directors and officers, in deciding upon matters of business, are presumed to act in good faith and on an informed basis.

Counsel for the Plaintiffs believe that the dismissal of Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Wesley Paul will confer substantial benefits on Bakken Resources, Inc. by terminating the litigation against these Defendants thereby reducing and eliminating additional attorney's fees and expenses that would be incurred by the company in the future with respect to this lawsuit. Based on their evaluation, counsel for the representative Plaintiffs have determined that the dismissal set forth in the stipulation entered into in open court on May 19, 2016 and described in this Notice is in the best interest of Bakken Resources, Inc.

DISMISSAL TERMS

The terms of the dismissal of the Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Wesley Paul are as follows:

- Plaintiffs' causes of action and claims alleged against Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, and Bill Baber in the complaint filed herein and in the proposed first amended Complaint shall be dismissed with prejudice;
- Plaintiffs' causes of action and claims alleged against Defendant Wesley Paul in the complaint filed herein and in the proposed first amended Complaint shall be dismissed with prejudice;
- The dismissal of plaintiffs' causes of action and claims shall not apply to any claims or causes of action pertaining to the debt financing transaction and matter involving Eagle Private Equity;
- The dismissal of plaintiffs' causes of actions and claims against Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, and Bill Baber shall be without

attorney's fees and costs to any of these parties with each party bearing their own attorney's fees and costs;

- The dismissal of plaintiffs' causes of actions and claims against Defendant Wesley Paul shall be without attorney's fees and costs to either party except that Defendant Wesley Paul has the right to pursue a claim against Plaintiffs for attorney's fees and costs pursuant to NRCP 68 in the event that further litigation is brought against Defendant Wesley Paul regarding the Eagle Private Equity transaction.
- Plaintiffs may seek to amend the complaint to add a cause of action with respect to the Eagle Private Equity transaction and Defendants will stipulate to such motion to add the Eagle Private Equity matter.

Following court approval of the proposed dismissal, a final judgment and order will be entered dismissing with prejudice all of plaintiffs' causes of actions and claims set forth in the complaint and in the proposed first amended complaint.

ATTORNEYS FEES AND COSTS

Plaintiffs and Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Wesley Paul have agreed that these parties will not recover from one another their attorney's fees, costs, and expenses, except that Defendant Wesley Paul has reserved the right to pursue a claim for attorney's fees and costs pursuant to NRCP 68 in the event that Plaintiffs pursue a claim against him with regard to the Eagle Private Equity matter.

YOUR RIGHT TO BE HEARD AT THE HEARING

The hearing for approval of the dismissal of Defendants Herman Landeis, Karen Midtlyng, David Deffinbaugh, Bill Baber and Wesley Paul will occur in the Court before the Honorable Patrick Flanagan on SEPTEMBER 27, 2016 at 1:30 pm in Department 7 of the Second Judicial District Court, Washoe County, located at 75 Court St., Reno, NV 89501.

Current company shareholders who have no objection to the proposed dismissal need not take any further action.

Any current company shareholder who wishes to be heard concerning any matters

relating to the dismissal may, but is not required to, enter an appearance in this suit, and be represented by counsel of his, her, or its choice and expense, and present evidence or argument.

IF YOU CHOOSE TO OBJECT, YOU MUST FOLLOW THE FOLLOWING PROCEDURES or you shall not be heard, and no papers, briefs, or other documents by you shall be received and considered by the Court. No later than ten (10) day prior to the Dismissal Hearing, you must file with the Clerk of the Court the following:

(a) a written notice of objection with your name, address and telephone number, along with a representation as to whether you intend to appear at the Dismissal Hearing;

(b) competent evidence that you currently own shares of Company stock;

(c) a statement of your objections to any matters before the Court, the grounds therefore and the reasons for your desiring to appear and be heard, as well as all documents or writings you desire the Court to consider; and

(d) the identification of any witnesses you plan on calling at the Dismissal Hearing, along with a summary of their likely testimony.

The Washoe County District Court address is:

Second Judicial District Court,
The Honorable Patrick Flanagan Dept 7
75 Court Street
Reno, Washoe County, NV 89501

In addition, on or before ten (10) days prior to the Dismissal Hearing, **you must also serve the same documents by hand, first class mail or overnight delivery upon all of the following counsel of record:**

Thomas C. Bradley
Sinai, Schroeder, Mooney, Boetsch, Bradley & Pace
448 Hill Street
Reno, NV 89501
Attorneys for Plaintiff
1-775-323-5178
tom@stockmarketattorney.com

John A. Aberasturi
Erickson, Thorpe & Swainston, Ltd.
99 W. Arroyo
P.O. Box 3559

Reno, NV 89505
775-786-3930
jaberasturi@etsreno.com
Attorneys for Plaintiffs

Jack Angaran
Georgeson Angaran, Chtd.
5450 Longley Lane
Reno, NV 89511
775-827-6440
jack@renotahoelaw.com
Attorneys for Herman Landeis, Karen Midtlyng, David Deffinbaugh and Bill Baber

Robert F. Greer
Feltman, Gebhardt, Greer & Zeimantz, P.S.
421 W. Riverside Ave., Suite 1400
Spokane, WA 99201
509-83
8-6800
rfgreer@fggzlaw.com
Attorneys for Herman Landeis, Karen Midtlyng, David Deffinbaugh and Bill Baber

Paul Anderson
Maupin, Cox & Legoy
4785 Caughlin Parkway
Reno, NV 89519
775-827-2000
panderson@mclrenolaw.com
Attorneys for Wesley Paul

Matthew C. Addison
McDonald Carano Wilson, LLP
100 West Liberty Street
10th Floor
Reno, NV 89501
775-788-2000
maddison@mcdonaldcarano.com
Attorneys for Nominal Defendant Bakken Resources, Inc.

Joseph C. Pierzchala
Welborn Sullivan Meck & Tooley, P.C.
1125 17th Street, Suite 2200, Denver, CO 80202
jpierzchala@wsmtlaw.com
Attorneys for Val Holms

Douglas R. Brown
Lemons, Grundy & Eisenberg
6005 Plumas Street, Third Floor
Reno, NV 89519
drb@lge.net
Attorneys for Val Holms

If you follow the above procedures, even if you do not appear at the Dismissal Hearing, the court will consider your written submission. Unless the court otherwise directs, you shall not be entitled to object to the approval of the Dismissal, to any Order or Judgment entered thereon, or to otherwise be heard, except by serving and filing a written objection and supporting papers and documents as prescribed above.

If you fail to object in the manner and within the time prescribed above you shall be deemed to have waived any right to object and shall forever be barred from raising such objections(s) in this or any other action or proceeding.

EXAMINATION OF PAPERS

This Notice provides only a summary of the circumstances surrounding this suit and the claims and defenses asserted in this suit. You may inspect the pleadings, orders, related documents and other papers on file in this legal action, during regular business hours at the Clerk of the Court in the Second Judicial District Court of the State of Nevada in and for the County of Washoe, 75 Court St., Reno, NV 89501.

NOTICE TO BANKS, BROKERAGE FIRMS AND OTHER NOMINEES

Any banks, brokerage firms, institutions, and other persons who are nominees who hold Common Stock of the Company for the beneficiary interest of other persons, within ten (10) days of receipt of this Notice, are requested to either (a) provide the Company with the names and addresses of such beneficial holders, or (b) forward a copy of this Notice to each such beneficial holder and provide the Company with written confirmation that the Notice has been so forwarded. Additional copies of the Notice may be obtained from the Company for forwarding to such beneficial owners. All such correspondence should be addressed to the Company as follows:

Bakken Resources, Inc.
Attention: Dan Anderson
825 Great Northern Blvd.

Expedition Block, Suite 304
Helena, Mt 59601

The undersigned does hereby affirm that the preceding document does not contain the social security number of any person.

DATED this 20th day of ~~June~~ JULY, 2016.

Clerk of the Court in the Second Judicial
District of the State of Nevada, In and For
The County of Washoe

CLERK OF THE COURT